INVESTOR PRESENTATION 2017 SECOND QUARTER

2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 28, 2017 and in A&F's subsequently filed quarterly reports on Form 10-Q, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2017 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on August 24, 2017, which is available in the "Investors" section of the company's website, located at www.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. All dollar and share amounts are in 000’s unless otherwise stated. Sub-totals and totals may not foot due to rounding. Net loss and net loss per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests.

3 Q2 P&L SUMMARY 2017 % OF NET SALES 2016 % OF NET SALES NET SALES $779,321 100.0% $783,160 100.0% GROSS PROFIT 460,895 59.1% 477,107 60.9% OPERATING EXPENSE 484,783 62.2% 500,992 64.0% OTHER OPERATING INCOME, NET (2,799) (0.4)% (13,080) (1.7)% OPERATING LOSS (21,089) (2.7)% (10,805) (1.4)% INTEREST EXPENSE, NET 4,089 0.5% 4,741 0.6% LOSS BEFORE TAXES (25,178) (3.2)% (15,546) (2.0)% TAX BENEFIT (10,563) (1.4)% (3,515) (0.4)% NET LOSS $(15,491) (2.0)% $(13,129) (1.7)% NET LOSS PER SHARE BASIC $(0.23) $(0.19) DILUTED $(0.23) $(0.19) WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 68,456 67,944 DILUTED 68,456 67,944

4 Q2 ADJUSTED P&L SUMMARY* * The Q2 Adjusted P&L Summary for the current and prior periods are presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on page 5. 2017 % OF NET SALES 2016 % OF NET SALES NET SALES $779,321 100.0% $783,160 100.0% GROSS PROFIT 460,895 59.1% 477,107 60.9% OPERATING EXPENSE 478,648 61.4% 494,636 63.2% OTHER OPERATING INCOME, NET (2,799) (0.4)% (798) (0.1)% OPERATING LOSS (14,954) (1.9)% (16,731) (2.1)% INTEREST EXPENSE, NET 4,089 0.5% 4,741 0.6% LOSS BEFORE TAXES (19,043) (2.4)% (21,472) (2.7)% TAX BENEFIT (8,953) (1.1)% (5,762) (0.7)% NET LOSS $(10,966) (1.4)% $(16,808) (2.1)% NET LOSS PER SHARE BASIC $(0.16) $(0.25) DILUTED $(0.16) $(0.25) WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 68,456 67,944 DILUTED 68,456 67,944

5 EXCLUDED ITEMS (PRE-TAX) 2017 Q1 Q2 YEAR TO DATE ASSET IMPAIRMENT $— $6,135 $6,135 TOTAL $— $6,135 $6,135 2016 Q1 Q2 YEAR TO DATE CLAIMS SETTLEMENT BENEFITS $— $(12,282) $(12,282) ASSET IMPAIRMENT — 6,356 6,356 TOTAL $— $(5,926) $(5,926)

6 * Comparable sales are calculated on a constant currency basis. Sales include store and DTC sales. (1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. Q2 2017 COMPARABLE SALES* Q1 Q2 YTD TOTAL COMPANY (3)% (1)% (2)% BRAND: HOLLISTER 3% 5% 4% ABERCROMBIE (1) (10)% (7)% (8)% GEOGRAPHY: UNITED STATES (3)% 0% (2)% INTERNATIONAL (2)% (1)% (1)%

7 * Comparable sales are calculated on a constant currency basis. Sales include store and DTC sales. (1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. COMPARABLE SALES TREND BY BRAND* HOLLISTER ABERCROMBIE TOTAL COMPANY Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 (2)% 0% 1% 3% 5% (7)% (14)% (13)% (10)% (7)% (4)% (6)% (5)% (3)% (1)% 2% (4)% (6)% (2)% 0% (12)% (14)% (10)% (8)% 4% (1) 6%

8 * Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. Q2 2017 SALES MIX* INTERNATIONAL 39.7% UNITED STATES 60.3% INTERNATIONAL 39.0% UNITED STATES 61.0% HOLLISTER 57.3% ABERCROMBIE 42.7% HOLLISTER 57.0% ABERCROMBIE 43.0% Q2 YTD BRAN D GEOGRAPH Y

9 Q2 ADJUSTED OPERATING EXPENSE* * Q2 Adjusted Operating Expense for the current and prior periods are presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out of page 5. (1) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs. (3) Rounded based on reported percentages. 2017 % OF NET SALES 2016 % OF NET SALES Δ bps (3) STORE OCCUPANCY (1) $161,829 20.8% $172,287 22.0% (120) ALL OTHER (2) 207,466 26.6% 210,630 26.9% (30) STORES AND DISTRIBUTION 369,295 47.4% 382,917 48.9% (150) MARKETING, GENERAL & ADMINISTRATIVE 109,353 14.0% 111,719 14.3% (30) OTHER OPERATING INCOME, NET (2,799) (0.4)% (798) (0.1)% (30) TOTAL $475,849 61.1% $493,838 63.1% (200)

10 Q2 STORE COUNT ACTIVITY (1) Excludes five international franchise stores as of July 29, 2017 and April 29, 2017. (2) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are represented as a single store count. Excludes three international franchise store as of July 29, 2017 and April 29, 2017. (3) Includes 45 stores in Asia and 8 stores in the Middle East. ALL BRANDS TOTAL U.S. CANADA EUROPE REST OF WORLD (3) START OF Q2 2017 893 705 18 117 53 OPENINGS — — — — — CLOSINGS (2) (2) — — — END OF Q2 2017 891 703 18 117 53 HOLLISTER (1) START OF Q2 2017 542 397 11 100 34 OPENINGS — — — — — CLOSINGS — — — — — END OF Q2 2017 542 397 11 100 34 ABERCROMBIE (2) START OF Q2 2017 351 308 7 17 19 OPENINGS — — — — — CLOSINGS (2) (2) — — — END OF Q2 2017 349 306 7 17 19

11 OUTLOOK FOR FISCAL 2017, THE COMPANY EXPECTS: • COMPARABLE SALES TO BE APPROXIMATELY FLAT, AND FLAT TO UP SLIGHTLY IN THE SECOND HALF OF THE YEAR • FOREIGN CURRENCY TO BE A SLIGHT BENEFIT TO SALES AND OPERATING INCOME • A GROSS PROFIT RATE DOWN COMPARED TO LAST YEAR'S RATE OF 61.0%, AND APPROXIMATELY FLAT IN THE SECOND HALF OF THE YEAR • OPERATING EXPENSE TO BE DOWN AT LEAST 3% COMPARED TO LAST YEAR'S ADJUSTED NON-GAAP OPERATING EXPENSE OF $2.025 BILLION • A WEIGHTED AVERAGE DILUTED SHARE COUNT OF APPROXIMATELY 69 MILLION SHARES, EXCLUDING THE EFFECT OF POTENTIAL SHARE BUYBACKS FOR THE SECOND HALF OF THE YEAR, THE COMPANY EXPECTS THE EFFECTIVE TAX RATE TO BE IN THE MID 30S. ON A FULL YEAR BASIS, THE COMPANY NOW EXPECTS THE EFFECTIVE TAX RATE TO REFLECT A CORE TAX RATE IN THE MID 30S, WHICH REMAINS HIGHLY SENSITIVE AT LOWER LEVELS OF PRE-TAX EARNINGS. ADDITIONALLY, THE COMPANY EXPECTS DISCRETE NON-CASH INCOME TAX CHARGES FOR THE FULL YEAR OF APPROXIMATELY $11 MILLION PRIMARILY RELATED TO A CHANGE IN SHARE-BASED COMPENSATION ACCOUNTING STANDARDS, OF WHICH APPROXIMATELY $10 MILLION HAS BEEN RECOGNIZED TO DATE FULL YEAR CAPITAL EXPENDITURES TO BE APPROXIMATELY $100 MILLION